July 11, 2014

CHASE GROWTH FUND
CHASE MID-CAP GROWTH FUND
Class N
Institutional Class

Each, a series of Advisors Series Trust
(together, the “Funds”)

Supplement to the Summary Prospectuses,
Prospectus and Statement of Additional Information (“SAI”),
each dated January 28, 2014

Effective July 22, 2014, Mr. Edward S. Painvin will no longer serve as a portfolio manager to the Funds.  Thereafter, please disregard all references to Mr. Painvin in the Summary Prospectuses, Prospectus and SAI.

Effective July 22, 2014, Mr. Brian J. Lazorishak, who currently serves as a portfolio manager to each Fund, will assume the role of primary portfolio manager for the Chase Growth Fund and will make the final decision on the purchase and sale of securities for the Chase Growth Fund.

Please retain this Supplement with your Summary Prospectus,
Prospectus and SAI.